WINTER 2021

Company **Presentation**









Forward Looking Statements

This presentation may contain "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, as amended. For such forward-looking statements, we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. As used below and throughout this presentation, the words "we", "us" and "our" may refer to Amesite individually or together with one or more partner companies, as dictated by context. Such statements include, but are not limited to, any statements relating to our growth strategy and product development programs and any other statements that are not historical facts. Forward-looking statements are based on management's current expectations and are subject to risks and uncertainties that could negatively affect our business, operating results, financial condition and stock price. Factors that could cause actual results to differ materially from those currently anticipated include: risks related to our growth strategy; risks relating to the results of research and development activities; our ability to obtain, perform under and maintain financing and strategic agreements and relationships; our dependence on third party suppliers; our ability to attract, integrate, and retain key personnel; the early stage of products under development; our need for and continued access to additional funds; government regulation; patent and intellectual property matters; competition; as well as other risks described in our Securities and Exchange Commission filings. We expressly disclaim any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in our expectations or any changes in events, conditions or circumstances on which any such statement is based, except as may be required by law. The information contained herein is intended to be reviewed in its totality, and any stipulations, conditions or provisions that apply to a given piece of information in one part of this presentation should be read as applying mutatis mutandis to every other instance of such information appearing herein.

Investment Highlights

1. **MARKET OPPORTUNITY** addressing multi-billion dollar online learning markets in business and education.

2. **UNIQUE MODEL** for transparent B2B business that creates an opportunity for growth and revenue for customers.

3. **PROVEN TECHNOLOGY** that scales, with the efficiency and interoperability that customers need.

4. **SUCCESSFUL PRODUCTS** that customers LOVE♥: strong focus on technology + design to create great user experiences.

5. **STRONG DIFFERENTIATION** in markets that urgently need technology to meet the demand for growth.

Meet Amesite

Amesite's cloud-based platform + content creation services provide **fully-managed, customized learning environments** for businesses, universities and K-12 schools.

Amesite is unique in its focus on the **user experience** for learning: for instructors, administrators and learners.

FOREFRONT Global Technologies

HIGH POINT HIGH SCHOOL

STATEU


Good Morning, Lucas!
Model i Innovation Learning Professional Development
Syllabus
Tutorial
Grade Status
90%
To Do
UNGRADED
2
Assessments
REGRADE
3
Requests
EXTENSION
40
Requests


Your Forecasted Grade
89%
Homework 2
80%
Homework 3
Homework 4
98%


How might we upskill our sales team and reach goals faster?
Identify stretch goals
Upskill with online PD Courses
Knowledge sharing between teams & departments

POWERED BY amesite

Our mission is to ***improve the way the world learns.***

2017	**Founded**
2018	**Closed first financing, built a team, launched first products**
2019	**Launched full-stack, cloud-based solution; sales in all 3 sectors**
2020	**Nasdaq IPO $AMST**

> If you look at music, retail, even banking, **those fields have leapt ahead** with user friendly, engaging platforms that allow work to be done or entertainment to be consumed. **Education has lagged. That will end.**

Dr. Ann Marie Sastry
Founder & CEO
on Cavuto: Coast to Coast

KEY ACCOMPLISHMENTS

- Won sales in three major sectors: Business, Higher Education and K-12
- Won major, organization-wide sales to become sole L&D platform
- Demonstrated industry-leading retention rates across all programs: 98%
- Secured nameplate customers and delivered excellent customer reviews
- **Positioned for growth — just when the world of learning needs our solutions**

BUSINESS AND TECHNICAL AWARDS AND RECOGNITIONS

Best and Brightest Companies to Work For in the Nation Winner 2020

The Nation's Best and Brightest in Wellness Winner 2020

Big Innovation 2020

amesite

MODEL AND MARKETS

MODEL: SAAS FLEXIBILITY AND SCALABILITY, TARGETING HIGH MARGIN + ARR

SETUP FEE	**ADAPTABLE:** Amesite delivers custom, enterprise-wide systems, or new, specialized or technical programs, branded to the Customer
COURSE CREATION FEE	**FLEXIBLE:** Amesite can build-from-scratch, from technical to introductory / general-interest courses and programs — or Customers can use their own content
MAINTENANCE FEE	**RELEVANT:** Amesite assures content stays up-to-date
USER FEE	**SCALABLE:** Manageable user fees enable course monitoring and customer service, leveraging infrastructure that supports growth

ENTERPRISE

$169B

https://www.statista.com/statistics/738412/size-of-the-workplace-training-market-north-america/

HIGHER ED

16.6M Learners

https://nces.ed.gov/programs/coe/indicator_cha.asp#:~:text=In%20fall%202018%2C%20total%20undergraduate,enrollment%20was%2013.2%20million%20students.

K-12 SCHOOLS

56.6M Learners

https://educationdata.org/k12-enrollment-statistics/#:~:text=In%202019%2C%20approximately%2056.6%20million,school%20in%20the%20United%20States.&text=Among%20the%2050.8%20million%20students,3.7%20million%20were%20in%20kindergarten

amesite

Enterprise Solutions

"We have a saying at The Henry Ford — Everything of significance we do, we do in partnership with others. Our partners are truly an extension of us, our mission and our vision. We chose to work with Amesite on creating inHub, because we wanted a fresh approach, and we want this resource to truly be a virtual venue for educators."

Patricia Mooradian
President & CEO,
The Henry Ford Museum

Amesite is a solution for ENTERPRISES that scales easily.

Delivering Courses & Programs to Upskill Flexibly

- Access to **best-in-class content and instructors** — on demand
- **Continuously refreshed** employee learning programs
- Delivery of **job-specific certifications** for teams, quickly and efficiently



WEEK 1
AUG 02 - 08
Introduction to Artificial Intelligence
History, Impact & Potential, & Algorithms
0%
Engagement #1
Homework #1

Delivering Whole Enterprise Solutions that Meet L&D Needs

- Fully **branded-to-Customer, AI-backed platform**, complete with the exact learning products that businesses need
- **Full integration** of top tier tools, and **custom-built features**, delivered on-demand
- **Auto-scaling out-of-the-box** — no additional complexity for businesses



AI for Managers
82%
Course ends March 24
CONTINUE

$151B
Worldwide market revenues from SaaS companies by **2022**
https://www.gartner.com/en/newsroom/press-releases/2019-11-13-gartner-forecasts-worldwide-public-cloud-revenue-to-grow-17-percent-in-2020

73%
of organizations will be using all or mostly SaaS solutions by **2021**
https://www.bmc.com/blogs/saas-growth-trends/

93%
of CIOs indicate they're **already adopting** or are soon planning to adopt SaaS solutions
https://www.bmc.com/blogs/saas-growth-trends/

Higher Ed Solutions

“We chose to partner with Amesite because they offer the most advanced online learning platform in the market today. The feedback from our students and instructors has been overwhelmingly positive.”

Dr. Farshad Fotouhi
Dean of Engineering,
Wayne State University

Amesite is a solution for HIGHER ED that drives revenue for universities.

Delivering Ecosystems that Generate Revenue

- **Courses, programs and certificates** delivered on a fully-managed platform, enabling colleges to launch efficiently
- **AI-backed platform** matches content to courses — continuously
- Strategic consultation enables colleges to **create certifications that have impact**



EVERYTHING YOU NEED. ONLINE. ON YOUR TIME.
EMERGING TECHNOLOGY
Artificial Intelligence
LEARN MORE
Data Science
LEARN MORE
Coding for Gaming and Gamification
LEARN MORE
Smart Manufacturing
LEARN MORE

Delivering Experiences that Build Loyalty and ARR

- Delivery of the programs needed — paying only as-you-go — **branded to universities, to meet their markets’ needs**
- Access to content, instructors and **expert curation of content**
- **Best-in-class customer service** — enabling growth without expanding or taxing university infrastructure



Blockchain
83%
Electric Vehicles
64%
Course ends April 27
CONTINUE

$74B
Global Online Degree Market Forecast by **2025**

https://www.holoniq.com/notes/74b-online-degree-market-in-2025-up-from-36b-in-2019/

$319B
Global Online Education Market Forecast by **2025**

https://www.researchandmarkets.com/reports/4986759/global-online-education-market-forecasts-from

K-12 Solutions

"We appreciate the clean design, ease of use and technical capabilities of the Amesite platform, and are pleased and committed to using it in our STEM and workforce programs, to support our teachers and students with the best technology available."

Dr. Thomas Palmer
Superintendent
Peru Central School District

Amesite is a **solution for K-12 that offers unparalleled ease of use.**

Delivering Turnkey Recovery and Enrichment Programs

- Summer programs **improve skills** and **gain back learning**
- **AI-backed platform** positions students for success with **98% retention** across sectors
- **Scales whole curricula in 30 days** — effectively and securely



Algebra I
76%
Course ends October 3
CONTINUE

Delivering New Programs Schools Need Now

- Programs **launched in 24 hours**, allowing your schools to teach the classes they want and need — efficiently
- 100% customer support on an **easy-to-use platform,** reducing administrative burden
- **Integrated content** and **best-in-class technology** that offers all tools in one place



Coding for Gaming
91%
Course ends March 17
CONTINUE
Cybersecurity
76%
Course ends October 3
CONTINUE

63%
of U.S. high-schools students **use digital learning tools daily.**
https://www.statista.com/statistics/1076292/share-k-12-students-us-who-use-digital-learning-tools-daily-level/

32%
of students grades 3-9 **use digital learning tools daily.**
https://www.statista.com/statistics/1076292/share-k-12-students-us-who-use-digital-learning-tools-daily-level/

$45B
Projected **Global K-12 Education Technology** Market Size by 2026
https://www.statista.com/statistics/1076292/share-k-12-students-us-who-use-digital-learning-tools-daily-level/

TECHNOLOGY

AMESITE USES AI TO IMPROVE LEARNING

AI drives engagement with fresh, relevant content and analytics that give actionable insights. Amesite's analytics architecture enables agile, continuous improvements.

AMESITE USES BEST-IN-CLASS CODE AND ARCHITECTURE

Amesite's platform is built with tools that enable integration with thousands of APIs and offers reliable, out-of-the box auto scalability.

AMESITE TECHNOLOGY SUPPORTS SIMPLE, SCALABLE DESIGNS CUSTOMERS LOVE

If it's easy to code, it's hard to use. If it's easy to use, it's hard to code.
Our platform is easy to use because we support accessible design with a flexible, sophisticated codebase.

AI-DRIVEN

SCALABLE & SECURE

BEST-IN CLASS FEATURES AND INTEGRABILITY

amesite

INVESTMENT LANDSCAPE: AMESITE

LEARNING MANAGEMENT SYSTEMS

Amesite uniquely focuses on the user experience, driving success for customers and learners. We are disrupting the "LMS."

Companies: Pluralsight [PS], Stride [LRN], Blackbaud [BLKB]

CONTENT CURATORS, PROGRAM MANAGERS, SERVICE PROVIDERS

We believe that the private sector will continue to spur advancements in learning markets.

Companies: 2U [TWOU], Chegg [CHGG]

PLATFORMS FOR THE FUTURE OF WORK

Amesite brings new data, and insights to other Enterprise SaaS platforms. We believe that the future of work is more digital, more connected and will offer continuous learning.

Companies: Workday [WDAY], Atlassian [TEAM]

AI GROWTH

$126B by 2025

https://www.statista.com/statistics/607716/worldwide-artificial-intelligence-market-revenues/#:~:text=The%20global%20artificial%20intelligence%20(AI,process%20automation%2C%20and%20machine%20learning.

ONLINE EDUCATION GROWTH

$319.2B by 2025

https://www.researchandmarkets.com/reports/4986759/global-online-education-market-forecasts-from

SAAS FOR BUSINESS GROWTH

$623B by 2023

https://www.prnewswire.com/news-releases/software-as-a-service-saas-market-could-exceed-600-billion-by-2023-301102655.html#:~:text=According%20to%20Finances%20Online%3A%20%22The,a%20hold%20of%20such%20systems.

amesite

LEADERSHIP AND BOARD



Dr. Ann Marie Sastry

Founder, Chair & CEO

- Former CEO and co-Founder of Sakti3 (acquired by Dyson in 2015 for $90M)
- Recognized by President Obama at the White House in 2015 for her technology entrepreneurship
- Her technology and business work have been featured in *WSJ, Fortune, Forbes, The Economist, USA Today, The New York Times* and on the cover of *Inc.*
- Arthur F. Thurnau Professor (UM's highest teaching honor) at the University of Michigan, 17 years
- Recognized with some of the highest honors in her scientific fields
- Co-authored over 100 publications and 100 patents and filings and delivered over 100 invited lectures and seminars globally (NIH, NSF, NAE, MIT, Stanford, UC Berkeley, Oxford, Cambridge, etc.)
- Serves on the Boards of the International Council on Clean Transportation (ICCT), the Alpha House Family Homeless Shelter, Laidlaw & Company, among others
- Holds PhD and MS degrees from Cornell University, and a BS from the University of Delaware, all in Mechanical Engineering



Anthony Barkett, J.D.



Barbie Brewer



J. Michael Losh



Gilbert S. Omenn, MD, Ph.D.



Richard Ogawa, J.D.



George Parmer

FINANCE

TECH & IP

PEOPLE & GROWTH

amesite

THANK YOU.



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FOLLOW
OUR PROGRESS

FOR INVESTMENT

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